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                                                                    EXHIBIT 99.5

                                  ICORIA, INC.
                     AMENDED AND RESTATED SECURITY AGREEMENT

To: Laurus Master Fund, Ltd. ("Laurus")
    c/o M&C Corporate Services Limited
    P.O. Box 309 GT
    Ugland House
    South Church Street
    George Town
    Grand Cayman, Cayman Islands

Date: October 19, 2004, as amended and restated on August 31, 2006 for effectiveness as of June 1, 2006

To Whom It May Concern:

          WHEREAS, On October 19, 2004, Icoria, Inc., a Delaware corporation (the "Company" or, the "Assignor") granted to Laurus a security interest in certain of its assets pursuant to the terms of that certain Security Agreement, dated as of October 19, 2004 by and between the Company and Laurus (the "Original Security Agreement"); and

          WHEREAS, the Company and Laurus have agreed to amend and restate the Original Security Agreement in the form hereof in order to incorporate certain mutually agreed-to terms.

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings and the terms and conditions contained herein, the parties hereto agree as follows:

     1. To secure the payment of all Obligations (as hereafter defined), Icoria, Inc., a Delaware corporation (the "Company" or, the "Assignor") hereby acknowledges, confirms and agrees that Laurus has and shall continue to have a security interest in all of the Collateral (as defined below) heretofore granted by the Company to Laurus pursuant to the Original Security Agreement and assigns and grants to Laurus a continuing security interest in all of the following property now owned or at any time hereafter acquired by the Assignor, or in which the Assignor now has or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, cash equivalents, accounts, accounts receivable, deposit accounts, inventory, equipment, goods, fixtures, documents, instruments (including, without limitation, promissory notes), contract rights, commercial tort claims set forth on Exhibit B to this Security Agreement, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among the Assignor's affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all partnership interests, limited liability company membership interests and all other equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which

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the Assignor now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings provided such terms in the Securities Purchase Agreement referred to below. All items of Collateral which are defined in the UCC shall have the meanings set forth in the UCC. For purposes hereof, the term "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Laurus' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

     2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by the Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the "Securities Purchase Agreement") and (ii) the Related Agreements referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and each Related Agreement, , as each may be amended, modified, restated or supplemented from time to time, collectively, the "Documents"), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of the Assignor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, including, without limitation, obligations and liabilities of the Assignor for post-petition interest, fees, costs and charges that accrue after the commencement of any case by or against the Assignor under any bankruptcy, insolvency, reorganization or like proceeding (collectively, the "Debtor Relief Laws") in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under any Debtor Relief Law.

     3. The Assignor hereby represents, warrants and covenants to Laurus that:

          (a) it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and formed under the laws of its jurisdiction of formation, and the Assignor will provide Laurus thirty (30) days' prior written notice of any change in its jurisdiction of formation;

          (b) its legal name is as set forth in its Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set

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     forth in the undersigned signature block for the Assignor, and it will provide Laurus thirty (30) days' prior written notice of any change in its legal name;

          (c) its Employer Identification Number ("EIN") is 56-2047837, and it will provide Laurus thirty (30) days' prior written notice of any change in its EIN;

          (d) it is the lawful owner of its Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

          (e) it will keep its Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) Encumbrances securing the Obligations and (ii) Encumbrances securing indebtedness of the Assignor not to exceed $100,000 in the aggregate for all the Assignor so long as all such Encumbrances are removed or otherwise released to Laurus' satisfaction within ten (10) days of the creation thereof;

          (f) it will, at its sole cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its business;

          (g) it will not, without Laurus' prior written consent, sell, exchange, lease or otherwise dispose of any Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $100,000 and only to the extent that:

               (i) the proceeds of each such disposition are used to acquire replacement Collateral which is subject to Laurus' first priority perfected security interest, or are used to repay the Obligations or to pay general corporate expenses; or

               (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations;

          (h) (i) it will insure or cause the Collateral to be insured in Laurus' name (as an additional insured and lender loss payee) against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Laurus shall specify in amounts and under policies by insurers acceptable to Laurus and all premiums thereon shall be paid by the Assignor and the policies delivered to Laurus. If the Assignor fails to do so, Laurus may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignor and shall constitute Obligations;

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          (ii) it will expressly agree that if additional loss payees and/or lender loss payees, other than Laurus, are named to the Collateral, Laurus will always be assigned to first lien position until all Laurus obligations have been met

          (i) it will at all reasonable times, with sufficient notice, allow Laurus or Laurus' representatives free access to and the right of inspection of the Collateral;

          (j) the Assignor hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against Laurus or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Laurus' own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision); and

all commercial tort claims (as defined in the Uniform Commercial Code as in effect in the State of New York) held by any Assignor are set forth on Schedule A to this Master Security Agreement; the Assignor hereby agrees that it shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify Laurus of any commercial tort claim acquired by it and unless otherwise consented to in writing by Laurus, it shall enter into a supplement to this Master Security Agreement granting to Laurus a security interest in such commercial tort claim, securing the Obligations.the Assignorthe Assignorthe Assignor

     4. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Master Security Agreement:

          (a) any covenant or any other term or condition of this Master Security Agreement is breached in any material respect and such breach, to the extent subject to cure, shall continue without remedy for a period of fifteen (15) days after the occurrence thereof;

          (b) any representation or warranty, or statement made or furnished to Laurus under this Master Security Agreement by any Assignor or on any Assignor's behalf should prove to any time be false or misleading in any material respect on the date as of which made or deemed made;

          (c) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

               (i) such loss is covered by insurance proceeds which are used to replace the item or repay Laurus; or

               (ii) said levy, seizure or attachment does not secure indebtedness in excess of $200,000 in the aggregate for all Assignors and such levy, seizure or

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          attachment has been removed or otherwise released within thirty (30)
          days of the creation or the assertion thereof;

          (d) an Event of Default shall have occurred under and as defined in any Document.

     5. Upon the occurrence of any Event of Default and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the UCC as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on any Assignor's premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire. Upon Laurus' request, the Assignor shall assemble or cause the Collateral to be assembled and make it available to Laurus at a place designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to the applicable Assignor either at the Assignor's address shown herein or at any address appearing on Laurus' records for the Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expenses of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and the Assignor shall be liable for any deficiency. For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, Laurus shall have the immediate right to withdraw any and all monies contained in any deposit account in the name of any Assignor and controlled by Laurus and apply same to the repayment of the Obligations (in such order of application as Laurus may elect). The parties hereto each hereby agree that the exercise by any party hereto of any right granted to it or the exercise by any party hereto of any remedy available to it (including, without limitation, the issuance of a notice of redemption, a borrowing request and/or a notice of default), in each case, hereunder, under the Securities Purchase Agreement or under any other Related Agreement which has been publicly filed with the SEC shall not constitute confidential information and no party shall have any duty to the other party to maintain such information as confidential.

     6. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on the Assignor's part to be performed or fulfilled under or pursuant to this Master Security Agreement, Laurus may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for the Assignor's account and at the Assignor's joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law, or, at Laurus' option, debited by Laurus from any other deposit accounts in the name of any Assignor and controlled by Laurus.

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     7. The Assignor appoints Laurus, any of Laurus' officers, employees or any other person or entity whom Laurus may designate as the Assignor's attorney, with power to execute such documents in each the Assignor's behalf and to supply any omitted information and correct patent errors in any documents executed by any Assignor or on any Assignor's behalf; to file financing statements against the Assignor covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)); to sign the Assignor's name on public records; and to do all other things Laurus deem necessary to carry out this Master Security Agreement. The Assignor hereby ratifies and approves all acts of the attorney and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

     8. No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus' books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon the Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. The Assignor agrees to join with Laurus in executing such documents or other instruments to the extent required by the UCC in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus' security interest in the Collateral.

     9. The Assignor shall pay all of Laurus' out-of-pocket costs and expenses, including reasonable fees and disbursements of in-house or outside counsel and appraisers, in connection with the preparation, execution and delivery of the Documents, and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with any Document. The Assignor shall pay all of Laurus' reasonable fees, charges, out-of-pocket costs and expenses, including fees and disbursements of counsel and appraisers in connection with (a) the preparation, execution and delivery of any waiver, any amendment thereto or consent proposed or executed in connection with the transactions contemplated by the Documents, (b) Laurus' obtaining performance of the Obligations under the Documents, including, but not limited to the enforcement or defense of Laurus' security interests, assignments of rights and liens hereunder as valid perfected security interests, (c) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any Collateral, (d) any appraisals or re-appraisals of any property (real or personal) pledged to Laurus by the Assignor as Collateral for, or any other Person as security for, the Obligations hereunder and (e) any consultations in connection with any of the foregoing. The Assignor shall also pay Laurus' customary bank charges for all bank services (including wire transfers) performed or caused to be performed by Laurus for the Assignor at the Assignor's request or in

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connection with the Assignor's loan account (if any) with Laurus. All such costs and expenses together with all filing, recording and search fees, taxes and interest payable by the Assignor to Laurus shall be payable on demand and shall be secured by the Collateral. If any tax by any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (each, a "Governmental Authority") is or may be imposed on or as a result of any transaction between the Assignor, on the one hand, and Laurus on the other hand, which Laurus is or may be required to withhold or pay, the Assignor hereby indemnifies and holds Laurus harmless in respect of such taxes, and the Assignor will repay to Laurus the amount of any such taxes which shall be charged to the Assignor's account; and until the Assignor shall furnish Laurus with indemnity therefor (or supply Laurus with evidence satisfactory to it that due provision for the payment thereof has been made), Laurus may hold without interest any balance standing to the Assignor's credit (if any) and Laurus shall retain its liens in any and all Collateral.

     10. THIS MASTER SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall inure to the benefit of Laurus' successors and assigns. The term "Laurus" as herein used shall include Laurus, any parent of Laurus', any of Laurus' subsidiaries and any co-subsidiaries of Laurus' parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of the Assignor.

     11. The Assignor hereby consents and agrees that the state of federal courts located in the County of New York, State of New York shall have exclusive jurisdiction to hear and determine any claims or disputes between Assignor, on the one hand, and Laurus, on the other hand, pertaining to this Master Security Agreement or to any matter arising out of or related to this Master Security Agreement, provided, that Laurus and the Assignor acknowledges that any appeals from those courts may have to be heard by a court located outside of the County of New York, State of New York, and further provided, that nothing in this Master Security Agreement shall be deemed or operate to preclude Laurus from bringing suit or taking other legal action in any other jurisdiction to collect, the Obligations, to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Laurus. The Assignor expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and the Assignor hereby waives any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens. The Assignor hereby waives personal service of the summons, complaint and other process issues in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to the Assignor at the address set forth on the signature lines hereto and that service so made shall be deemed completed upon the earlier of the Assignor's actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

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The parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all rights to trial by jury in any action, suite, or proceeding brought to resolve any dispute, whether arising in contract, tort, or otherwise between Laurus, and/or any Assignor arising out of, connected with, related or incidental to the relationship established between them in connection with this Master Security Agreement or the transactions related hereto.

     12. All notices from Laurus to any Assignor shall be sufficiently given if mailed or delivered to the Assignor's address set forth below.

                                        Very truly yours,
                                        ICORIA, INC.


                                        By: /s/ Caesar J. Belbel
                                            ------------------------------------
                                        Name: Caesar J. Belbel
                                        Title: Secretary
                                        Address: One Gateway Center, Suite 702
                                                 Newton, MA 02458


                                        ACKNOWLEDGED:

                                        LAURUS MASTER FUND, LTD.


                                        By: /s/ Eugene Grin
                                            ------------------------------------
                                        Name: Eugene Grin
                                        Title Director

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                                   SCHEDULE A

                             COMMERCIAL TORT CLAIMS


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